                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               D.R. HORTON, INC.
               (Co-registrants are listed on the following page)
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                Delaware                                        75-2386963
--------------------------------------------              ----------------------
  (State of Incorporation or Organization)                     (IRS Employer
                                                            Identification No.)

1901 Ascension Blvd., Suite 100
       Arlington, Texas                                            76006
--------------------------------------------              ----------------------
(Address of principal executive offices)                         (zip code)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.  [X]                                  box.  [ ]

Securities Act registration statement file number to which
this form relates:                                            -----------------
                                                               (If Applicable)


Securities to be registered pursuant to Section 12(b) of the Act:


            Title of Each Class                  Name of Each Exchange on
            to be so Registered                  Which Each Class is to be
            -------------------                         Registered
                                                     ----------------


   7.875% Senior Notes Due 2011 of the           New York Stock Exchange
   Registrant, together with Guarantees
   of such Notes by direct and indirect
   Subsidiaries of the Registrant


Securities to be registered pursuant to Section 12(g) of the Act:
                                     None
--------------------------------------------------------------------------------
                               (Title of class)

     The following direct and indirect subsidiaries of the Registrant may guarantee the debt securities and are co-registrants under this registration statement.

                                                         Jurisdiction of
                                                          Incorporation         I.R.S. Employer
                Name of Co-Registrant                    or Organization       Identification No.
                ---------------------                    ---------------       ------------------
C. Richard Dobson Builders, Inc.                            Virginia               54-1082672
CH Investments of Texas, Inc.                               Delaware               86-0831611
CHI Construction Company                                    Arizona                86-0533370
CHTEX of Texas, Inc.                                        Delaware               74-2791268
Continental Homes, Inc.                                     Delaware               86-0515339
Continental Homes of Florida, Inc.                          Florida                59-1237314
Continental Homes of Texas, L.P.                            Texas                  74-2791904
Continental Residential, Inc.                               California             86-0596757
D.R. Horton, Inc. - Birmingham                              Alabama                62-1666398
D.R. Horton, Inc. - Chicago                                 Delaware               75-2795240
D.R. Horton, Inc. - Denver                                  Delaware               75-2666727
D.R. Horton, Inc. - Dietz-Crane (formerly DRH Regrem I,     Delaware               75-2926868
 Inc.)
D.R. Horton, Inc. - Greensboro                              Delaware               75-2599897
D.R. Horton, Inc. - Jacksonville (formerly D.R. Horton,     Delaware               75-2460269
 Inc. - San Diego)
D.R. Horton, Inc. - Louisville                              Delaware               75-2636512
D.R. Horton, Inc. - Minnesota                               Delaware               75-2527442
D.R. Horton, Inc. - New Jersey                              Delaware               75-2665362
D.R. Horton, Inc. - Portland                                Delaware               75-2763765
D.R. Horton, Inc. - Sacramento                              California             75-2569592
D.R. Horton, Inc. - Torrey                                  Delaware               75-2689997
D.R. Horton Los Angeles Holding Company, Inc.               California             75-2589298
D.R. Horton Management Company, Ltd.                        Texas                  75-2436079
D.R. Horton San Diego Holding Company, Inc.                 California             75-2589293
D.R. Horton - Emerald, Ltd. (formerly DRH Regrem VI, LP)    Texas                  75-2926873
D.R. Horton - Texas, Ltd.                                   Texas                  75-2491320
DRH Cambridge Homes, LLC                                    Delaware               75-2797879
DRH Cambridge Homes, Inc. (formerly D.R. Horton             California             75-2589359
 Sacramento Management Company, Inc.)
DRH Construction, Inc.                                      Delaware               75-2633738
DRH Regrem II, Inc.                                         Delaware               75-2926869
DRH Regrem III, Inc.                                        Delaware               75-2926870
DRH Regrem IV, Inc.                                         Delaware               75-2926871
DRH Regrem V, Inc.                                          Delaware               75-2926872
DRH Regrem VII, LP                                          Texas                  75-2926874
DRH Regrem VIII, LLC                                        Delaware               75-2926876
DRH Southwest Construction, Inc.                            California             75-2589289
DRH Title Company of Colorado, Inc.                         Colorado               75-2695520
DRH Tucson Construction, Inc.                               Delaware               75-2709796
DRHI, Inc.                                                  Delaware               75-2433464
KDB Homes, Inc.                                             Delaware               86-0565376
Meadows I, Ltd.                                             Delaware               75-2436082
Meadows II, Ltd.                                            Delaware               51-0342206
Meadows VIII, Ltd.                                          Delaware               75-2824511
Meadows IX, Inc.                                            New Jersey             75-2684821
Meadows X, Inc.                                             New Jersey             75-2684823
SGS Communities at Grande Quay, LLC                         New Jersey             22-3481784

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.
        -------------------------------------------------------

     The material set forth in the section captioned "Description of Debt Securities" in the Registrant's Form S-3 Registration Statement (Registration No. 333-57388) filed with the Securities and Exchange Commission (the "Commission") on April 18, 2001, and the section captioned "Description of Notes" in the Registrant's Prospectus Supplement dated August 8, 2001 filed or to be filed pursuant to Rule 424(b) and incorporated by reference therein, is incorporated herein by reference.

Item 2. Exhibits.
        --------

Exhibit No.    Description
-----------    -----------

1 Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

2 First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 8, 2001.

4 Third Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

5 Indenture, dated as of June 9, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3 (Registration No. 333-27521) filed with the Commission on May 21, 1997.

6 First Supplemental Indenture, dated as of June 1, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

7 Second Supplemental Indenture, dated as of September 30, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

8 Third Supplemental Indenture, dated as of April 17, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

9 Fourth Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

10 Fifth Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

11 Sixth Supplemental Indenture, dated as of February 4, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

12 Seventh Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

13 Eighth Supplemental Indenture, dated as of March 21, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on March 17, 2000.

14 Ninth Supplemental Indenture, dated as of March 31, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

15 Tenth Supplemental Indenture, dated as of June 5, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

16 Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K, filed with the Commission on May 10, 2001.

17 Twelfth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference herein from Exhibit 4.5 to the Registrant's Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

18 Form of Thirteenth Supplemental Indenture, to be dated as of August 15, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 7-7/8% Senior Notes due 2011, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on August 13, 2001

19 Indenture dated as of April 15, 1996 between Continental Homes Holding Corp. ("Continental") and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

20 First Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

21 Second Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

22 Third Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

23 Fourth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference herein from Exhibit 4.7 to the Registrant's Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

24 Amended and Restated Master Loan and Inter-Creditor Agreement dated as of July 1, 1999, among D.R. Horton, Inc., as a Borrower; Nationsbank, N.A., Bank of America National Trust and Savings Association, Fleet National Bank, Bank United, Comerica Bank, Credit Lyonnais New York Branch, Societe Generale, Southwest Agency, The First National Bank of Chicago, PNC Bank, National Association, Amsouth Bank, Bank One, Arizona, NA, First American Bank Texas, SSB, Harris Trust and Savings Bank, Sanwa Bank California, Norwest Bank Arizona, National Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative Agent, is incorporated herein by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     D.R. HORTON, INC.

Date: August 13, 2001                By:  /s/ Samuel R. Fuller
                                        --------------------------------------
                                        Samuel R. Fuller
                                        Executive Vice President, Treasurer,
                                        and Chief Financial Officer


                         CO-REGISTRANTS:
                         --------------
                         C. Richard Dobson Builders, Inc.
                         CHI Construction Company
                         CHTEX of Texas, Inc.
                         Continental Homes, Inc.
                         Continental Homes of Florida, Inc.
                         Continental Residential, Inc.
                         D.R. Horton, Inc. - Birmingham
                         D.R. Horton, Inc. - Chicago
                         D.R. Horton, Inc. - Denver
                         D.R. Horton, Inc. - Dietz-Crane
                         D.R. Horton, Inc. - Greensboro
                         D.R. Horton, Inc. - Jacksonville
                         D.R. Horton, Inc. - Louisville
                         D.R. Horton, Inc. - Minnesota
                         D.R. Horton, Inc. - New Jersey
                         D.R. Horton, Inc. - Portland
                         D.R. Horton, Inc. - Sacramento
                         D.R. Horton, Inc. - Torrey
                         D.R. Horton Los Angeles Holding Company, Inc. D.R. Horton San Diego Holding Company, Inc. DRH Cambridge Homes, Inc.
                         DRH Construction, Inc.
                         DRH Regrem II, Inc.
                         DRH Regrem III, Inc.
                         DRH Regrem IV, Inc.
                         DRH Regrem V, Inc.
                         DRH Southwest Construction, Inc.
                         DRH Title Company of Colorado, Inc.
                         DRH Tucson Construction, Inc.
                         DRHI, Inc.
                         KDB Homes, Inc.
                         Meadows I, Ltd.
                         Meadows VIII, Ltd.
                         Meadows IX, Inc.
                         Meadows X, Inc.

                         By:  /s/ Samuel R. Fuller
                            ---------------------------------------------
                              Samuel R. Fuller
                              Treasurer of the
                              Co-Registrants listed above

                         CH INVESTMENTS OF TEXAS INC.
                         MEADOWS II, LTD.

                         By:  /s/ William Peck
                            ---------------------------------------------
                              William Peck
                              President

                         CONTINENTAL HOMES OF TEXAS, L.P.

                         By:  CHTEX of Texas, Inc., its general partner

                         By:  /s/ Samuel R. Fuller
                            ---------------------------------------------
                              Samuel R. Fuller, Treasurer


                         D.R. HORTON MANAGEMENT COMPANY, LTD
                         D.R. HORTON - TEXAS, LTD.
                         D.R. HORTON - EMERALD, LTD.
                         DRH REGREM VII, LP

                         By:  Meadows I, Ltd., its general partner

                              By:  /s/ Samuel R. Fuller
                                 ----------------------------------------
                                   Samuel R. Fuller, Treasuer

                         SGS COMMUNITIES AT GRANDE QUAY, LLC

                         By:  Meadows IX, Inc., a member

                              By:  /s/ Samuel R. Fuller
                                 ----------------------------------------
                                   Samuel R. Fuller, Treasuer
                         and

                         By:  Meadows X, Inc., a member

                              By:  /s/ Samuel R. Fuller
                                 ----------------------------------------
                                   Samuel R. Fuller, Treasuer

                         DRH CAMBRIDGE HOMES, LLC
                         DRH REGREM VIII, LLC

                         By:  D.R. Horton, Inc. - Chicago, a member

                         By:  /s/ Samuel R. Fuller
                            ---------------------------------------------
                              Samuel R. Fuller, Treasurer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

1 Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

2 First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 8, 2001.

4 Third Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

5 Indenture, dated as of June 9, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3 (Registration No. 333-27521) filed with the Commission on May 21, 1997.

6 First Supplemental Indenture, dated as of June 1, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

7 Second Supplemental Indenture, dated as of September 30, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

8 Third Supplemental Indenture, dated as of April 17, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

9 Fourth Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

10 Fifth Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

11 Sixth Supplemental Indenture, dated as of February 4, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

12 Seventh Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

13 Eighth Supplemental Indenture, dated as of March 21, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on March 17, 2000.

14 Ninth Supplemental Indenture, dated as of March 31, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

15 Tenth Supplemental Indenture, dated as of June 5, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

16 Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K, filed with the Commission on May 10, 2001.

17 Twelfth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference herein from Exhibit 4.5 to the Registrant's Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

18 Form of Thirteenth Supplemental Indenture, to be dated as of August 15, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 7-7/8% Senior Notes due 2011, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on August 13, 2001

19 Indenture dated as of April 15, 1996 between Continental Homes Holding Corp. ("Continental") and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

20 First Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

21 Second Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

22 Third Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

23 Fourth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference herein from Exhibit 4.7 to the Registrant's Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

24 Amended and Restated Master Loan and Inter-Creditor Agreement dated as of July 1, 1999, among D.R. Horton, Inc., as a Borrower; Nationsbank, N.A., Bank of America National Trust and Savings Association, Fleet National Bank, Bank United, Comerica Bank, Credit Lyonnais New York Branch, Societe Generale, Southwest Agency, The First National Bank of Chicago, PNC Bank, National Association, Amsouth Bank, Bank One, Arizona, NA, First American Bank Texas, SSB, Harris Trust and Savings Bank, Sanwa Bank California, Norwest Bank Arizona, National Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative Agent, is incorporated herein by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.